Exhibit 99.3

                                Deal Name                            Data
Collateral Characteristics      Pool Balance                   $ 263,255,465
--------------------------      # of Loans                     #       1,416
                                Avg Prin Balance               $     185,915
                                WAC                            %       6.640
                                WA Net Rate                    %       6.232
                                WAM                            #         319
                                Seasoning                      #          17
                                Second Liens                   %         1.9
                                WA CLTV                        %       71.66
                                WA FICO                        #         652
                                Prepay Penalties               %        25.9
Arm Characteristics             WAC (Arms only)                %       6.495
-------------------             WAM (Arms only)                #         342
                                WA Margin                      %       4.298
                                WA Initial Cap                 %       3.115
                                WA Periodic Cap                %       1.711
                                WA Cap                         %       6.051
                                WA Months to Roll              #          29
Loan Type                       Fixed                          %      44.232
---------                       Balloons                       %       0.825
                                2/28 Arms                      %      24.937
                                3/27 Arms                      %        0.75
                                Other Hybrid Arms              %      30.081
Index                           1-Month LIBOR                  %           0
-----                           6-Month LIBOR                  %       47.31
                                Other Index                    %       52.69
Loan Purpose                    Purchase                       %       29.74
------------                    Cash-Out Refi                  %       38.93
                                Rate-Term Refi                 %        30.1
                                Debt Consolidation             %           0
Occupancy Status                Owner                          %       90.02
----------------                Second Home                    %        4.06
                                Investor                       %        5.79
Property Type                   Single Family                  %       77.84
-------------                   2-4 Family                     %        6.66
                                PUD                            %        6.82
                                MH                             %        0.03
                                Condo                          %         7.3
Doc Type                        Full Doc                       %       60.12
--------                        Stated Doc                     %       29.62
                                Limited Doc                    %        6.32
                                No Doc                         %        1.26
MI Data                         MI Flag                       Y/N  Y
-------                         % of Pool Covered              %       8.229
                                Effective LTV                  %      69.651
                                                               -------------
FICO Distribution               FICO <460                      %        0.61
-----------------                                              -------------
                                FICO 460-479                   %        0.69
                                                               -------------
                                FICO 480-499                   %        2.01
                                                               -------------
                                FICO 500-519                   %         3.7
                                                               -------------
                                FICO 520-539                   %        6.86
                                                               -------------
                                FICO 540-559                   %        5.52
                                                               -------------
                                FICO 560-579                   %        5.76
                                                               -------------
                                FICO 580-599                   %        5.12
                                                               -------------
                                FICO 600-619                   %        5.71
                                                               -------------
                                FICO 620-639                   %        5.69
                                                               -------------
                                FICO 640-659                   %        5.51
                                                               -------------
                                FICO 660-679                   %        8.92
                                                               -------------
                                FICO 680-699                   %        9.44
                                                               -------------
                                FICO 700-719                   %        9.18
                                                               -------------
                                FICO 720-739                   %         8.1
                                                               -------------
                                FICO 740-759                   %        7.12
                                                               -------------
                                FICO >760                      %       10.08
                                                               -------------

LTV Distribution                LTV <20                        %         0.6
----------------                                               -------------
                                LTV 20.01-30                   %        1.41
                                                               -------------
                                LTV 30.01-40                   %        2.98
                                                               -------------
                                LTV 40.01-50                   %        6.21
                                                               -------------
                                LTV 50.01-60                   %         8.5
                                                               -------------
                                LTV 60.01-70                   %       18.58
                                                               -------------
                                LTV 70.01-80                   %       37.37
                                                               -------------
                                LTV 80.01-90                   %       17.11
                                                               -------------
                                LTV 90.01-100                  %        7.18
                                                               -------------
                                LTV >100                       %        0.06
                                                               -------------

                                                                    Data               Data
                                                               -------------       -------------
Loan Balance Distribution       $ 0-25,000                 # & %          61                0.49
-------------------------                                      -------------       -------------
                                $ 25,001-50,000            # & %         156                2.17
                                                               -------------       -------------
                                $ 50,001-75,000            # & %         156                3.71
                                                               -------------       -------------
                                $ 75,001-100,000           # & %         163                5.38
                                                               -------------       -------------
                                $ 100,001-150,000          # & %         255               12.04
                                                               -------------       -------------
                                $ 150,001-200,000          # & %         184                12.1
                                                               -------------       -------------
                                $ 200,001-250,000          # & %         100                8.45
                                                               -------------       -------------
                                $ 250,001-300,000          # & %          68                7.12
                                                               -------------       -------------
                                $ 300,001-350,000          # & %          82               10.11
                                                               -------------       -------------
                                $ 350,001-400,000          # & %          62                8.87
                                                               -------------       -------------
                                $ 400,001-450,000          # & %          32                 5.2
                                                               -------------       -------------
                                $ 450,001-500,000          # & %          21                3.82
                                                               -------------       -------------
                                $ 500,001-550,000          # & %          16                3.19
                                                               -------------       -------------
                                $ 550,001-600,000          # & %          16                3.53
                                                               -------------       -------------
                                $ 600,001-650,000          # & %          12                 2.9
                                                               -------------       -------------
                                $ 650,001-700,000          # & %           5                1.31
                                                               -------------       -------------
                                $ 700,001-750,000          # & %           7                1.93
                                                               -------------       -------------
                                $ 750,001-800,000          # & %           1                 0.3
                                                               -------------       -------------
                                $ 800,001-850,000          # & %           1                0.31
                                                               -------------       -------------
                                $ 850,001-900,000          # & %           3                0.99
                                                               -------------       -------------
                                $ 900,001-950,000          # & %           0                   0
                                                               -------------       -------------
                                $ 950,001-1,000,000        # & %           7                2.61
                                                               -------------       -------------
                                > $ 1,000,001              # & %           8                3.47
                                                               -------------       -------------

Geographic Distribution         AK                             %           0
-----------------------         AL                             %        0.15
                                AR                             %         0.2
                                AZ                             %         2.2
                                CA                             %       35.96
                                CO                             %        2.12
                                CT                             %        1.48
                                DC                             %        1.29
                                DE                             %        0.28
                                FL                             %        6.27
                                GA                             %        1.93
                                HI                             %         0.2
                                IA                             %        0.24
                                ID                             %        0.22
                                IL                             %        3.83
                                IN                             %        0.48
                                KS                             %         0.4
                                KY                             %        0.21
                                LA                             %        0.57
                                MA                             %        2.76
                                MD                             %        2.48
                                ME                             %        0.16
                                MI                             %        2.08
                                MN                             %        0.91
                                MO                             %        1.93
                                MS                             %        0.11
                                MT                             %           0
                                NC                             %        2.81
                                ND                             %           0
                                NE                             %        0.05
                                NH                             %         0.1
                                NJ                             %        3.53
                                NM                             %        1.01
                                NV                             %        0.82
                                NY                             %        8.03
                                OH                             %        0.87
                                OK                             %        0.42
                                OR                             %        0.79
                                PA                             %        1.21
                                RI                             %        0.37
                                SC                             %        1.36
                                SD                             %           0
                                TN                             %         1.5
                                TX                             %        4.15
                                UT                             %        0.29
                                VA                             %        2.01
                                VT                             %        0.33
                                WA                             %        1.45
                                WI                             %        0.34
                                WV                             %        0.06
                                WY                             %        0.08

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


    Balance             # of loans         WAC          WA FICO         WA LTV      Owner Occ %   Cashout Refi%    Full Doc%
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$600,000-650,000                12          5.617            697         60.806            100         25.421         49.944
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$650,001-700,000                 5          5.548            723         71.517            100         20.157         39.822
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$700,001-750,000                 7          5.344            718         67.005            100         57.788         57.173
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$751,001-800,000                 1          5.625            707          40.94            100              0              0
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$800,001-850,000                 1            5.5            683          31.44            100              0              0
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$850,001-900,000                 3          4.539            663         73.462            100          33.47         66.148
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$900,001-950,000                 0              0              0              0              0              0              0
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
$950,001-1,000,000               7          5.638            715         64.964         71.152         28.523            100
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------
>$1,000,000                      8          5.577            670         68.988         88.223              0         74.288
                        ----------     ----------     ----------     ----------     ----------     ----------     ----------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Percentage by range                                                   Loans without MI
                                                                            FICOs

                                <450        451-500     501-550     551-600     601-650     651-700     701-750      >750
                              --------     --------    --------    --------    --------    --------    --------    --------
               <20               0.000        0.000       0.000       0.000       0.000       0.030       0.149       0.470
                              --------     --------    --------    --------    --------    --------    --------    --------
               20-30             0.000        0.000       0.000       0.028       0.052       0.511       0.601       0.346
                              --------     --------    --------    --------    --------    --------    --------    --------
               30-40             0.131        0.045       0.051       0.000       0.136       0.624       1.136       1.101
                              --------     --------    --------    --------    --------    --------    --------    --------
               40-50             0.000        0.000       0.128       0.780       0.313       0.752       2.281       2.507
                              --------     --------    --------    --------    --------    --------    --------    --------
     LTVs      50-60             0.000        0.117       0.741       1.331       0.585       2.305       2.076       2.030
                              --------     --------    --------    --------    --------    --------    --------    --------
               60-70             0.000        0.737       2.231       2.810       2.493       4.104       4.837       2.880
                              --------     --------    --------    --------    --------    --------    --------    --------
               70-80             0.378        0.499       6.447       5.094       6.523       8.979       8.786       3.628
                              --------     --------    --------    --------    --------    --------    --------    --------
               80-90             0.000        1.614       3.272       2.631       2.308       2.158       0.937       0.625
                              --------     --------    --------    --------    --------    --------    --------    --------
               90-100            0.000        0.030       0.578       0.744       2.051       0.871       0.076       0.259
                              --------     --------    --------    --------    --------    --------    --------    --------
               >100              0.000        0.029       0.035       0.000       0.000       0.000       0.000       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------

                                                                      Loans with MI
                                                                          FICOs

                                <450        451-500     501-550     551-600     601-650     651-700     701-750      >750
                              --------     --------    --------    --------    --------    --------    --------    --------
               <20               0.000        0.000       0.000       0.000       0.000       0.000       0.116       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------
               20-30             0.000        0.000       0.000       0.000       0.000       0.000       0.000       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------
               30-40             0.000        0.000       0.000       0.091       0.000       0.000       0.000       0.213
                              --------     --------    --------    --------    --------    --------    --------    --------
               40-50             0.000        0.000       0.000       0.000       0.000       0.000       0.000       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------
     LTVs      50-60             0.000        0.831       0.000       0.000       0.000       0.000       0.000       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------
               60-70             0.000        0.000       0.470       0.000       0.000       0.151       1.064       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------
               70-80             0.000        0.000       1.530       1.421       0.000       0.000       0.000       1.374
                              --------     --------    --------    --------    --------    --------    --------    --------
               80-90             0.000        2.058       4.864       9.330       8.708      15.219       9.392       7.344
                              --------     --------    --------    --------    --------    --------    --------    --------
               90-100            0.610        0.352       4.816       2.207       7.922       9.973       8.387       1.556
                              --------     --------    --------    --------    --------    --------    --------    --------
               >100              0.000        0.000       0.000       0.000       0.000       0.000       0.000       0.000
                              --------     --------    --------    --------    --------    --------    --------    --------

Loan Count                                                            Loans without MI
                                                                           FICOs

                                <450        451-500     501-550     551-600     601-650     651-700     701-750      >750
                              --------     --------    --------    --------    --------    --------    --------    --------
               <20                   0            0           0           0           0           1           1           9
                              --------     --------    --------    --------    --------    --------    --------    --------
               20-30                 0            0           0           1           2           6           8           7
                              --------     --------    --------    --------    --------    --------    --------    --------
               30-40                 1            1           2           0           3           8          11          13
                              --------     --------    --------    --------    --------    --------    --------    --------
               40-50                 0            0           4           9           9          10          23          19
                              --------     --------    --------    --------    --------    --------    --------    --------
     LTVs      50-60                 0            4          15          19          14          22          22          17
                              --------     --------    --------    --------    --------    --------    --------    --------
               60-70                 0           10          43          35          32          28          43          25
                              --------     --------    --------    --------    --------    --------    --------    --------
               70-80                 4           14         105          68          70          77          82          38
                              --------     --------    --------    --------    --------    --------    --------    --------
               80-90                 0           22          54          41          29          24          15           8
                              --------     --------    --------    --------    --------    --------    --------    --------
               90-100                0            2          20          32          60          23           7           8
                              --------     --------    --------    --------    --------    --------    --------    --------
               >100                  0            1           1           0           0           0           0           0
                              --------     --------    --------    --------    --------    --------    --------    --------

                                                                      Loans with MI
                                                                          FICOs

                                <450        451-500     501-550     551-600     601-650     651-700     701-750      >750
                              --------     --------    --------    --------    --------    --------    --------    --------
               <20                   0            0           0           0           0           0           1           0
                              --------     --------    --------    --------    --------    --------    --------    --------
               20-30                 0            0           0           0           0           0           0           0
                              --------     --------    --------    --------    --------    --------    --------    --------
               30-40                 0            0           0           1           0           0           0           1
                              --------     --------    --------    --------    --------    --------    --------    --------
               40-50                 0            0           0           0           0           0           0           0
                              --------     --------    --------    --------    --------    --------    --------    --------
     LTVs      50-60                 0            1           0           0           0           0           0           0
                              --------     --------    --------    --------    --------    --------    --------    --------
               60-70                 0            0           1           0           0           1           1           0
                              --------     --------    --------    --------    --------    --------    --------    --------
               70-80                 0            0           1           2           0           0           0           2
                              --------     --------    --------    --------    --------    --------    --------    --------
               80-90                 0            3           4           7          17          19          11           8
                              --------     --------    --------    --------    --------    --------    --------    --------
               90-100                1            1           8           3          10          14          13           3
                              --------     --------    --------    --------    --------    --------    --------    --------
               >100                  0            0           0           0           0           0           0           0
                              --------     --------    --------    --------    --------    --------    --------    --------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.